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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 15, 2006

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Colorado
                 (State or other jurisdiction of incorporation)

               000-26017                              58-2222646
               ---------                              ----------
        (Commission File Number)           (IRS Employer Identification No.)

                           940 Calle Amanecer Suite E
                         San Clemente, California 92673
                            Telephone: (949) 542-7440

          (Address and telephone number of principal executive offices and place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As we reported in a Current Report on Form 8-K, filed with the Securities & Exchange Commission (the "Commission") on October 20, 2006, on October 17, 2006, we entered into a Note Purchase Agreement (the "Agreement") with Canvasback Company Limited, a company organized under the laws of the country of Anguilla (the "Lender"), pursuant to which we issued the Lender an Unsecured Convertible Promissory Note (the "Original Note") for the aggregate principal amount of Two Million, Seventy-Nine Thousand, Sixty-Seven Dollars ($2,079,067), accruing interest at the annual rate of ten percent (10%) per annum and maturing on October 17, 2007. In consideration for the right to convert all amounts due under the Note, the Lender had agreed to purchase additional unsecured convertible notes up to an aggregate principal amount of $120,000 and having the same terms, conditions and convertible features as the Original Note. In accordance therewith, on November 7, 2006, we issued the Lender an additional Unsecured Convertible Promissory Note (the "Subsequent Note") pursuant to the Agreement in the aggregate principal amount of $108,000. This Subsequent Note has the same terms, conditions and convertible features as the Original Note.

On December 15, 2006, we amended the Agreement pursuant to an Amendment No. 1 to the Convertible Note Purchase Agreement to increase the amount of unsecured notes we can sell and the Lender can purchase under the Agreement from $120,000 to $620,000 as consideration for its right to convert the entirety of Original Note, the Subsequent Note, and all notes purchased or to be issued by the Lender pursuant to the Agreement.

We believe the issuance of the Original Note and all Subsequent Notes pursuant to the Agreement, as amended, is exempt from the registration requirements of the Securities Act of the 1933 pursuant to Section 4(2) and/or Regulation D promulgated thereunder.

A copy of Amendment No. 1 To Convertible Note Purchase Agreement and a Subsequent Note in the amount of $108,000 is attached as Exhibits to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------

10.32 Unsecured Convertible Note, dated November 7, 2006, in aggregate principal amount of $108,000.

10.33 Amendment No. 1 To Convertible Note Purchase Agreement, dated as of December 15, 2006.


SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By: /s/ Gordon Davies
   ------------------------
Gordon Davies, President

Dated: December 15, 2006


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